Exhibit 99.1

FOR IMMEDIATE RELEASE

PHARMACOPEIA DRUG DISCOVERY INC. APPOINTS LESLIE J. BROWNE AS

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Princeton, New Jersey, July 19, 2004 – Pharmacopeia Drug Discovery, Inc. (Nasdaq: PCOP) today announced the appointment of Leslie J. Browne, PhD as President and Chief Executive Officer.  Pharmacopeia engages in drug discovery through collaborative research arrangements with biopharmaceutical companies and through its own internally-funded drug discovery programs.  Pharmacopeia has a number of compounds in various stages of development including four that have advanced into clinical trials in the past year with its partners.

Most recently, Dr. Browne has been the Chief Operating Officer of Iconix Pharmaceuticals, a chemogenomics company and Chief Operating Officer of GeneTrace, a functional genomics company.  From 1990 to 2000 he held a number of senior positions at Berlex/Schering AG in discovery research, strategy and business development including Corporate Vice President of Berlex Labs and President of Schering Berlin Venture Corp.  Dr. Browne began his industrial career at Ciba Geigy where from 1979 to 1990 he held a number of positions of increasing responsibility in Pharmaceutical R&D in the United States and Switzerland rising to the position of Director.  Dr. Browne received his PhD from the University of Michigan and was an NIH Postdoctoral Fellow at Harvard with the Nobel laureate Professor R.B. Woodward.

Joseph A. Mollica, PhD, Chairman of Pharmacopeia, commented, “Les’s 25 years of experience in pharmaceutical and biotechnology research and development in moving products from research to the market, utilizing new technologies and managing multidisciplinary programs, make him ideally suited to lead Pharmacopeia in this new phase.”

Dr. Browne added, “Pharmacopeia is a leader in its field and is well positioned to expand its focus into therapeutic discovery for its own account.  I look forward to leading the Company to the next level.”

Pharmacopeia Drug Discovery, Inc. (“PDD”) (www.pharmacopeia.com) is a chemistry-based collaborative drug discovery company, focused on the creation of new small molecule therapeutics. Using proprietary technologies and processes, PDD’s experienced scientists identify and optimize novel drug candidates through research collaborations with major pharmaceutical and biological companies and through its own internally-funded drug discovery programs.  PDD is headquartered in Princeton, New Jersey.

Contact:

Salma Cuadrado

Pharmacopeia Drug Discovery, Inc.

(609) 452-3600

irreq@pharmacop.com

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When used anywhere in this document, the words “expects”, “believes”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia Drug Discovery, Inc. (“PDD”). PDD has based these forward-looking statements on its current expectations and projections about future events. Such statements are subject to risks and uncertainties known and unknown which could cause actual results and developments to differ materially from those expressed or implied in such statements.  These forward-looking statements include, but are not limited to, statements about the successful implementation of PDD’s strategic plans, the development by PDD and market acceptance of new products, the establishment by PDD of drug discovery collaborations and the results of PDD’s internal proprietary drug discovery programs, PDD’s ability to raise additional capital, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions and other risks described in documents PDD has filed with the Securities and Exchange Commission, including PDD’s registration statement on Form 10 and subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements in this document are qualified entirely by the cautionary statements included in this document and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document. PDD disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.